CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report on Form 10-K of Uplift Nutrition, Inc. (the "Registrant") for its fiscal year ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gary C. Lewis, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1) This Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Date:	March 30, 2011	By:	/s/Gary C. Lewis
Gary C. Lewis
President, and Chief Executive Officer (CEO)

Date:	March 30, 2011	By:	/s/ Gary C. Lewis
Gary C. Lewis
Principal Financial Officer (CFO) and Principal Accounting Officer